UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2018 (December 6, 2018)

GENETHERA, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27237	65-0622463
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6860 Broadway, Denver, CO	80221
(Address of principal executive offices)	(Zip Code)

(303) 955-0190
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2018, Fred Oeschger resigned as a member of the board of directors of GeneThera, Inc. (the “Company”). In his resignation letter, Mr. Oeschger stated that he did not feel that Company information was communicated as timely or as completely as necessary for him to fulfill his obligations as a board member. He also stated that he disagreed with the Company’s decision to make filings and other public communications without board approval. A copy of his resignation letter is attached hereto as Exhibit 99.1.

The Company disagrees with Mr. Oeschger’s statements that information was not communicated in a timely manner. Management was trying to complete the filings on an expedited basis to meet a deadline imposed by the U.S. Securities and Exchange Commission. The Company provided Mr. Oeschger and other board members with drafts of the SEC reports as soon as it could and at least two days prior to the filing deadline and sought Mr. Oeschger’s comments but did not receive any. Management also was available during this time to discuss any of the draft filings with Mr. Oeschger, but Mr. Oeschger did not make any inquiries about the draft reports. A majority of the board of directors informally approved the filing of the reports before the reports were filed and later the board of directors formally ratified the filing of the reports. Hence, board approval was obtained.

The Company has furnished Mr. Oeschger with a copy of this Current Report on Form 8-K on December 13, 2018, providing him with the opportunity to furnish the Company with a letter addressed to the Company stating whether he agrees with the statements made by the Company herein and if not, stating the respects in which he does not agree. The Company will file any letter received by it from Mr. Oeschger as an exhibit by an amendment to this Form 8-K within two business days after receipt.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Letter of Resignation from Fred Oeschger

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, FC Global Realty Incorporated has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2018	GENETHERA, INC.

	By:	/s/ Antonio Milici
Antonio Milici
Chief Executive Officer

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